                                                                    EXHIBIT 10.2

                                FOURTH AMENDMENT


         FOURTH AMENDMENT (this "Amendment"), dated as of July 12, 2002, to the Credit Agreement, dated as of May 22, 2001 (as further amended, supplemented or modified from time to time, the "Credit Agreement"), among Integrated Electrical Services, Inc., a Delaware corporation (the "Borrower"), certain financial institutions which are or may become parties thereto (the "Banks"), Credit Lyonnais and The Bank of Nova Scotia, as syndications agents, Toronto Dominion (Texas), Inc., as documentation agent, and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

         WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

         WHEREAS, the Borrower has requested that the Administrative Agent and the Banks amend a certain provision of the Credit Agreement; and

         WHEREAS, the Administrative Agent and the Banks are willing to agree to the requested amendment on the terms and conditions contained herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

         II. Amendment to the Credit Agreement. The definition of "Letter of Credit Sublimit" set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

            "Letter of Credit Sublimit" means $50,000,000.

         III. Consent to Certain Sales. The Banks hereby consent to the sale of the assets of Tesla Power and Automation, L.P. and Tesla Power Properties, L.P. and the sale of the stock of Muth Electric, Inc. and Midlands Electrical Contractors, Inc., in each case substantially in accordance with the written disclosure of the terms and conditions for such sales delivered to the Banks prior to the execution of this Amendment. Such sales shall be in addition to the $5,000,000 annual basket for sales provided in Section 5.9(iii) of the Credit Agreement. Upon the closing of the sale of the assets of Tesla Power and Automation, L.P. and Tesla Power Properties, L.P., Administrative Agent is authorized to execute and deliver releases of liens or security interests covering the assets so sold and upon the closing of the sale of the stock of Muth Electric, Inc. and Midlands Electrical Contractors, Inc., Administrative Agent is authorized to execute and deliver releases of Muth Electric, Inc. and Midlands Electrical Contractors, Inc. from any liabilities and obligations under the Guaranty and to execute and deliver releases of liens or security interests covering assets owned by Muth Electric, Inc. and Midlands Electrical Contractors, Inc.

         IV. Conditions to Effectiveness. This Amendment shall become effective on the date on which this Amendment shall have been executed by the Borrower, the Administrative Agent and the Banks.

         V. General.

         1. Representations and Warranties. The Borrower represents and warrants that the representations and warranties made by the Borrower in the Credit Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, and no Default or Event of Default has occurred and is continuing.

         2. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         3. No Other Amendments. This Amendment shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Administrative Agent and/or the Banks. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

         4. Governing Law; Counterparts.

         (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                       INTEGRATED ELECTRICAL SERVICES, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title
                                            ------------------------------------

                                       JPMORGAN CHASE BANK,
                                       as Administrative Agent and as a Bank



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title
                                            ------------------------------------

                                       CREDIT LYONNAIS, NEW YORK BRANCH,
                                       as Syndication Agent and as a Bank



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title
                                            ------------------------------------

                                       THE BANK OF NOVA SCOTIA,
                                       as Syndication Agent and as a Bank



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title
                                            ------------------------------------

                                       TORONTO DOMINION (TEXAS), INC.,
                                       as Documentation Agent and as a Bank



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title
                                            ------------------------------------

                                       BANK OF SCOTLAND



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title
                                            ------------------------------------

                                       FIRST BANK & TRUST



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title
                                            ------------------------------------

                                       U. S. BANK NATIONAL ASSOCIATION
                                       (formerly known as FIRSTAR BANK, N.A.)



                                       By:
                                          --------------------------------------
                                          Gregory L. Dryden, Vice President

                                       RZB FINANCE LLC



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title
                                            ------------------------------------

                                       SOUTHWEST BANK OF TEXAS, N.A.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title
                                            ------------------------------------

         The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Credit Document now or previously executed by the undersigned applies and shall continue to apply to the Credit Agreement, as amended hereby, and to acknowledge that without such consent and confirmation, the Banks would not execute this Amendment.


                                       1ST GROUP TELECOMMUNICATIONS, INC.
                                       ACE ELECTRIC, INC.
                                       ALADDIN WARD ELECTRIC & AIR, INC.
                                       AMBER ELECTRIC, INC.
                                       ANDERSON & WOOD CONSTRUCTION CO.,
                                       INC.
                                       ARC ELECTRIC, INCORPORATED
                                       BACHOFNER ELECTRIC, INC.
                                       BEAR ACQUISITION CORPORATION
                                       BRINK ELECTRIC CONSTRUCTION CO.
                                       BRITT RICE ELECTRIC, INC.
                                       BRITT RICE MANAGEMENT LLC
                                       BRYANT ELECTRIC COMPANY, INC.
                                       BW CONSOLIDATED, INC.
                                       BW/BEC, INC.
                                       CANOVA ELECTRICAL CONTRACTING, INC.
                                       CARROLL MANAGEMENT LLC
                                       CARROLL SYSTEMS, INC.
                                       CHARLES P. BAGBY COMPANY, INC.
                                       COLLIER ELECTRIC COMPANY, INC.
                                       COMMERCIAL ELECTRICAL CONTRACTORS,
                                       INC.
                                       CROSS STATE ELECTRIC, INC.
                                       CYPRESS ELECTRICAL CONTRACTORS, INC.
                                       DANIEL ELECTRICAL CONTRACTORS, INC.
                                       DANIEL ELECTRICAL OF TREASURE COAST
                                       INC.
                                       DANIEL INTEGRATED TECHNOLOGIES, INC.
                                       DAVIS ELECTRICAL CONSTRUCTORS, INC.
                                       DELCO ELECTRIC, INC.
                                       ELECTRO-TECH, INC.
                                       EMC ACQUISITION CORPORATION
                                       ERNEST P. BREAUX ELECTRICAL, INC.
                                       FEDERAL COMMUNICATIONS GROUP, INC.
                                       FLORIDA INDUSTRIAL ELECTRIC, INC.
                                       GENERAL PARTNER, INC.
                                       GOSS ELECTRIC COMPANY, INC.
                                       H.R. ALLEN, INC.
                                       HATFIELD REYNOLDS ELECTRIC COMPANY

                                       HOLLAND ELECTRICAL SYSTEMS, INC.
                                       HOUSTON-STAFFORD ELECTRIC, INC.
                                       HOUSTON-STAFFORD MANAGEMENT LLC
                                       HOWARD BROTHERS ELECTRIC CO., INC.
                                       IES COMMUNICATIONS, INC.
                                       IES CONTRACTORS MANAGEMENT LLC
                                       IES ELECTRICAL GROUP, INC.
                                       IES PROPERTIES MANAGEMENT, INC.
                                       IES PROPERTIES, INC.
                                       IES RESIDENTIAL GROUP, INC.
                                       IES SPECIALTY LIGHTING, INC.
                                       IES VENTURES INC.
                                       INTEGRATED ELECTRICAL FINANCE, INC.
                                       INTELLIGENT BUILDING SOLUTIONS, INC.
                                       J.W. GRAY ELECTRIC CO., INC.
                                       J.W. GRAY MANAGEMENT LLC
                                       KAYTON ELECTRIC, INC.
                                       KEY ELECTRICAL SUPPLY, INC.
                                       LINEMEN, INC.
                                       MARK HENDERSON, INCORPORATED
                                       MENNINGA ELECTRIC, INC.
                                       MIDLANDS ELECTRICAL CONTRACTORS,
                                       INC.
                                       MID-STATES ELECTRIC COMPANY, INC.
                                       MILLS ELECTRICAL CONTRACTORS, INC.
                                       MILLS MANAGEMENT LLC
                                       MITCHELL ELECTRIC COMPANY, INC.
                                       M-S SYSTEMS, INC.
                                       MURRAY ELECTRICAL CONTRACTORS, INC.
                                       MUTH ELECTRIC, INC.
                                       NEAL ELECTRIC MANAGEMENT LLC
                                       NEW TECHNOLOGY ELECTRICAL
                                       CONTRACTORS, INC.
                                       NEWCOMB ELECTRIC COMPANY, INC.
                                       PAN AMERICAN ELECTRIC COMPANY, INC.
                                       PAN AMERICAN ELECTRIC, INC.
                                       PAULIN ELECTRIC COMPANY, INC.
                                       POLLOCK ELECTRIC INC.
                                       PRIMENET, INC.
                                       PRIMO ELECTRIC COMPANY
                                       RAINES ELECTRIC CO., INC.
                                       RAINES MANAGEMENT LLC
                                       RKT ELECTRIC, INC.
                                       ROCKWELL ELECTRIC, INC.
                                       RODGERS ELECTRIC COMPANY, INC.
                                       RON'S ELECTRIC, INC.

                                       SPECTROL, INC.
                                       SEI ELECTRICAL CONTRACTOR, INC.
                                       SUMMIT ELECTRIC OF TEXAS, INC.
                                       T&H ELECTRICAL CORPORATION
                                       TECH ELECTRIC CO., INC.
                                       TESLA POWER G.P., INC.
                                       THOMAS POPP & COMPANY
                                       VALENTINE ELECTRICAL, INC.
                                       WOLFE ELECTRIC CO., INC.
                                       WRIGHT ELECTRICAL CONTRACTING, INC.


                                       By:
                                          --------------------------------------
                                          William Reynolds, Chief Financial
                                            Officer



                                       BRITT RICE HOLDINGS LLC
                                       BW/BEC, L.L.C.
                                       CARROLL HOLDINGS LLC
                                       DKD ELECTRIC COMPANY, INC.
                                       HOUSTON-STAFFORD HOLDINGS LLC
                                       ICS HOLDINGS LLC
                                       IES CONTRACTORS HOLDINGS LLC
                                       IES HOLDINGS LLC
                                       J.W. GRAY HOLDINGS LLC
                                       MILLS ELECTRICAL HOLDINGS LLC
                                       NBH HOLDING CO., INC.
                                       POLLOCK SUMMIT HOLDINGS INC.
                                       RAINES HOLDINGS LLC
                                       TESLA POWER (NEVADA), INC.



                                       By:
                                          --------------------------------------
                                          Adrianne M. Horne, President



                                       IES REINSURANCE, LTD.


                                       By:
                                          --------------------------------------
                                          David Miller, Vice President

                                       IES PROPERTIES HOLDINGS, INC.

                                       By:
                                          --------------------------------------
                                          Victoria Garrett, President



                                       B. RICE ELECTRIC LP
                                       BEXAR ELECTRIC COMPANY, LTD.
                                       CARROLL SYSTEMS LP
                                       HAYMAKER ELECTRIC, LTD.
                                       HOUSTON-STAFFORD ELECTRICAL
                                       CONTRACTORS LP
                                       ICS INTEGRATED COMMUNICATION
                                       SERVICES LP
                                       IES CONTRACTORS LP
                                       IES MANAGEMENT LP
                                       IES PROPERTIES LP
                                       J.W. GRAY ELECTRICAL CONTRACTORS LP
                                       MILLS ELECTRIC LP
                                       NEAL ELECTRIC LP
                                       POLLOCK SUMMIT ELECTRIC LP
                                       RAINES ELECTRIC LP
                                       TESLA POWER AND AUTOMATION, L.P.
                                       TESLA POWER PROPERTIES, L.P.

                                       By:  ITS GENERAL PARTNER


                                            By:
                                               ---------------------------------
                                               William Reynolds,
                                               Chief Financial Officer